Exhibit 99.1

Sino-Global Announces Fiscal 2019 Third Quarter Financial Results Highlighted by a 337.9% Increase to $22.8 Million in Total Revenues

Roslyn, New York, May 15, 2019 – Sino-Global Shipping America, Ltd. (NASDAQ: SINO) (“Sino-Global”, the “Company”, “our”, “we” or “us”), a logistics integrated solutions provider engaged in non-asset based global shipping, freight logistics, and inland transportation management and related services, today announced its financial and operating results for the third quarter and nine months ended March 31, 2019.

The Company has also provided an update on its quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission the same day. Management encourages investors to review this filing for more details of the Company’s financial results for the period.

Fiscal Year 2019 Third Quarter Financial Review

●	Total revenues increased by 337.9% to approximately $22.8 million for the three month period ended March 31, 2019, compared to approximately $5.2 million in the three month period ended March 31, 2018. The increase was mainly due to continuing efforts to diversify its business, resulting in the rise in revenues generated from its freight logistics services segment. Freight logistics services consist primarily of cargo forwarding, brokerage and other freight services in China.

●	The Company’s gross profit for the three month period ended March 31, 2019 was approximately $1.7 million, compared to approximately $1.8 million for the same period in the prior year. Gross margin during the period was approximately 7.5% compared to approximately 34.5% for the same period last year.

●	Sino-Global’s selling, general and administrative expenses (SG&A expenses) were approximately $2.8 million for the three month period ended March 31, 2019, compared to approximately $1.2 million in the same period of the prior year. As a percentage of revenue, SG&A expenses decreased to approximately 12.2% from approximately 23.7% in the prior year period, largely due to greater efficiency on higher revenues.

●	The Company’s provision for doubtful accounts was $1,583,965 for the three months ended March 31, 2019, compared with a provision for doubtful accounts of $570,712 for the same period in 2018. The increase was due to slower collections from customers with significant increased credit sales. As the Company continues its business relationship with several large customers, it continues to monitor the collection closely with respect to trade accounts receivable.

●	For the three months ended March 31, 2019, the Company reported a net loss attributable to the Company of approximately $1.4 million, or $(0.09) per diluted share based on weighted average diluted shares outstanding of 15,295,703, compared to a net income attributable to the Company of approximately $0.1 million, or $0.01 per diluted share based on weighted average diluted shares outstanding of 10,870,221, for the same period in the prior year.

The following tables present summary information by segments for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended March 31, 2019
	Shipping Agency Services	Inland Transportation Management Services	Freight Logistics Services	Container Trucking Services	Total
Revenues
- Related party	$-	$36,380	$-	$-	$36,380
- Third parties	$956,583	$93,407	$21,599,675	$87,094	$22,736,759
Total revenues	$956,583	$129,787	$21,599,675	$87,094	$22,773,139
Cost of revenues	$862,970	$48,750	$20,098,417	$65,058	$21,075,195
Gross profit	$93,613	$81,037	$1,501,258	$22,036	$1,697,944
Depreciation and amortization	$-	$39,109	$476	$4,448	$44,033
Total capital expenditures	$-	$-	$125,806	$8,317	$134,123
Gross margin%	9.8%	62.4%	7.0%	25.3%	7.5%

	For the Three Months Ended March 31, 2018
	Shipping Agency Services	Inland Transportation Management Services	Freight Logistics Services	Container Trucking Services	Total
Revenues
- Related party	$-	$501,000	$-	$-	$501,000
- Third parties	$-	$934,872	$3,577,293	$187,005	$4,699,170
Total revenues	$-	$1,435,872	$3,577,293	$187,005	$5,200,170
Cost of revenues	$-	$91,276	$3,195,492	$118,667	$3,405,435
Gross profit	$-	$1,344,596	$381,801	$68,338	$1,794,735
Depreciation and amortization	$-	$26,268	$475	$4,917	$31,660
Total capital expenditures	$-	$-	$-	$10,929	$10,929
Gross margin%	-	93.6%	10.7%	36.5%	34.5%

Balance Sheet Information

●	As of March 31, 2019, the Company had approximately $3.5 million in cash, working capital of approximately $11.3 million and stockholders’ equity of approximately $22.3 million.

●	The Company had no long-term debt as of March 31, 2019.

About Sino-Global Shipping America, Ltd.

Founded in the United States in 2001, Sino-Global Shipping America, Ltd. is a company engaged originally in shipping, chartering, logistics and related business services. Headquartered in New York, Sino-Global has offices in mainland China, Australia, Canada and Hong Kong. The Company’s current service offerings consist of shipping agency, inland transportation management, freight logistics and container trucking services. Additional information about Sino-Global can be found on the Company’s corporate website at www.sino-global.com. The Company routinely posts important information on its website.

Forward Looking Statements

No statement made in this press release should be interpreted as an offer to sell or a solicitation of an offer to purchase any security. Such an offer can only be made in accordance with the Securities Act of 1933, as amended, and applicable state securities laws. Any statements contained in this release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties as identified in Sino-Global’s filings with the U.S. Securities and Exchange Commission. Actual results, events or performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Sino-Global undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events unless required by applicable law or regulations.

Contact Information

The Equity Group Inc.

Adam Prior

Senior Vice-President

(212)-836-9606 / aprior@equityny.com

SINO-GLOBAL SHIPPING AMERICA, LTD. AND AFFILIATES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the Three Months Ended		For the Nine Months Ended
	March 31,		March 31,
	2019	2018	2019	2018

Net revenues - third parties	$22,736,759	$4,699,170	$39,354,579	$14,179,256
Net revenues - related party	36,380	501,000	433,380	1,621,406
Total revenues	22,773,139	5,200,170	39,787,959	15,800,662
Cost of revenues	(21,075,195)	(3,405,435)	(34,715,624)	(10,447,231)
Gross profit	1,697,944	1,794,735	5,072,335	5,353,431

Selling expenses	(140,601)	(35,363)	(507,199)	(393,090)
General and administrative expenses	(2,637,868)	(1,196,806)	(6,314,447)	(3,444,095)
Stock-based compensation	(148,708)	(280,708)	(2,013,292)	(623,790)
Total operating expenses	(2,927,177)	(1,512,877)	(8,834,938)	(4,460,975)

Operating income (loss)	(1,229,233)	281,858	(3,762,603)	892,456

Financial income, net	2,499	170,134	3,993	392,729

Net income (loss) before provision for income taxes	(1,226,734)	451,992	(3,758,610)	1,285,185

Income tax benefit (expense)	(248,820)	(216,095)	(427,333)	58,597

Net income (loss)	(1,475,554)	235,897	(4,185,943)	1,343,782

Net income (loss) attributable to non-controlling interest	(86,764)	150,943	(6,419)	343,936

Net income (loss) attributable to Sino-Global Shipping America, Ltd.	$(1,388,790)	$84,954	$(4,179,524)	$999,846

Comprehensive income (loss)
Net income (loss)	$(1,475,554)	$235,897	$(4,185,943)	$1,343,782
Other comprehensive income (loss) - foreign currency	262,467	164,446	(306,457)	309,763
Comprehensive income (loss)	(1,213,087)	400,343	(4,492,400)	1,653,545
Less: Comprehensive income (loss) attributable to non-controlling interest	(96,210)	30,785	37,445	92,150
Comprehensive income (loss) attributable to Sino-Global Shipping America Ltd.	$(1,116,877)	$369,558	$(4,529,845)	$1,561,395

Earnings (loss) per share
Basic	$(0.09)	$0.01	$(0.30)	$0.10
Diluted	$(0.09)	$0.01	$(0.30)	$0.10

Weighted average number of common shares used in computation
Basic	15,245,703	10,835,535	14,045,018	10,433,272
Diluted	15,245,703	10,870,221	14,045,018	10,479,555

SINO-GLOBAL SHIPPING AMERICA, LTD. AND AFFILIATES

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31,	June 30,
	2019	2018

Assets
Current assets
Cash	$3,523,907	$7,098,259
Note receivable	745,001	-
Accounts receivable, less allowance for doubtful accounts of $4,710,897 and $1,682,228 as of March 31, 2019 and June 30, 2018, respectively	14,067,687	8,428,853
Other receivables, less allowance for doubtful accounts of $145,198 and $145,176 as of March 31, 2019 and June 30, 2018, respectively	79,481	69,239
Advances to suppliers-third parties	1,145,620	704,878
Advances to suppliers-related party	-	3,414,619
Prepaid expense and other current assets	103,172	588,439
Due from related party, net	885,456	2,087,994
Total Current Assets	20,550,324	22,392,281

Property and equipment, net	1,032,695	956,429
Intangible assets, net	105,556	153,056
Prepaid expenses	1,114,542	1,878,258
Other long-term assets - deposits	3,123,268	143,303
Deferred tax assets, net	847,668	634,500
Total Assets	$26,774,053	$26,157,827

Liabilities and Equity

Current Liabilities
Advances from customers	$69,369	$415,385
Accounts payable	4,688,560	3,225,661
Taxes payable	3,611,161	2,700,619
Accrued expenses and other current liabilities	848,797	280,888
Total current liabilities	9,217,887	6,622,553

Total liabilities	9,217,887	6,622,553

Commitments and Contingencies

Equity
Preferred stock, 2,000,000 shares authorized, no par value, none issued	-	-
Common stock, 50,000,000 shares authorized, no par value; 15,471,200 and 13,271,032 shares issued as of March 31, 2019 and June 30, 2018, respectively; 15,295,703 and 13,095,535 outstanding as of March 31, 2019 and June 30, 2018, respectively	25,855,330	23,717,330
Additional paid-in capital	2,130,865	1,755,573
Treasury stock, at cost, 175,497 shares as of March 31, 2019 and June 30, 2018	(417,538)	(417,538)
Accumulated deficit	(4,614,380)	(434,856)
Accumulated other comprehensive loss	(622,728)	(272,407)
Total Sino-Global Shipping America Ltd. Stockholders’ Equity	22,331,549	24,348,102

Non-controlling Interest	(4,775,383)	(4,812,828)

Total Equity	17,556,166	19,535,274

Total Liabilities and Equity	$26,774,053	$26,157,827

SINO-GLOBAL SHIPPING AMERICA, LTD. AND AFFILIATES

 CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

 (UNAUDITED)

	Preferred Stock		Common Stock		Additional paid-in	Treasury Stock		Accumulated income	Accumulated other comprehensive	Noncontrolling
	Shares	Amount	Shares	Amount	capital	Shares	Amount	(deficit)	income (loss)	interest	Total
BALANCE, June 30, 2017	-	$-	10,281,032	$20,535,379	$688,934	(175,497)	$(417,538)	$(893,907)	$(414,564)	$(4,768,779)	$14,729,525
Stock-based compensation to management	-	-	-	-	9,665	-	-	-	-	-	9,665
Amortization of shares issued to consultants	-	-	-	-	52,709	-	-	-	-	-	52,709
Foreign currency translation	-	-	-	-	-	-	-	-	106,419	(59,653)	46,766
Net income	-	-	-	-	-	-	-	617,189	-	100,400	717,589
BALANCE, September 30, 2017	-	-	10,281,032	$20,535,379	751,308	(175,497)	(417,538)	$(276,718)	$(308,145)	(4,728,032)	15,556,254
Amortization of shares issued to consultants	-	-	-	-	280,708	-	-	-	-	-	280,708
Foreign currency translation	-	-	-	-	-	-	-	-	173,508	142,422	315,930
Net income (loss)	-	-	-	-	-	-	-	297,703	-	(153,733)	143,970
BALANCE, December 31, 2017	-	-	10,281,032	$20,535,379	1,032,016	(175,497)	(417,538)	$20,985	$(134,637)	(4,739,343)	16,296,862
Stock based compensation to employee	-	-	130,000	364,000	(364,000)	-	-	-	-	-	-
Stock based compensation to consultants	-	-	200,000	548,000	(548,000)	-	-	-	-	-	-
Issuance of common stock to private investor	-	-	2,000,000	1,510,951	1,074,140	-	-	-	-	-	2,585,091
Amortization of shares to management and employees	-	-	-	-	182,000	-	-	-	-	-	182,000
Amortization of shares issued to consultants	-	-	-	-	98,708	-	-	-	-	-	98,708
Foreign currency translation	-	-	-	-	-	-	-	-	288,412	(341,346)	(52,934)
Net income	-	-	-	-	-	-	-	84,954	-	372,130	457,084
BALANCE, March 31, 2018	-	$-	12,611,032	$22,958,330	$1,474,864	(175,497)	$(417,538)	$105,939	$153,775	$(4,708,559)	$19,566,811

SINO-GLOBAL SHIPPING AMERICA, LTD. AND AFFILIATES

 CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

 (UNAUDITED)

 (CONTINUED)

					Additional				Accumulated other
	Preferred Stock		Common Stock		paid-in	Treasury Stock		Accumulated	comprehensive	Noncontrolling
	Shares	Amount	Shares	Amount	capital	Shares	Amount	deficit	income (loss)	interest	Total
BALANCE, June 30, 2018	-	$-	13,271,032	$23,717,330	$1,755,573	(175,497)	$(417,538)	$(434,856)	$(272,407)	$(4,812,828)	$19,535,274
Stock based compensation to employee	-	-	430,000	473,000	-	-	-	-	-	-	473,000
Stock based compensation to consultants	-	-	50,000	63,500	-	-	-	-	-	-	63,500
Amortization of shares to management and employees	-	-	-	-	91,000	-	-	-	-	-	91,000
Amortization of shares issued to consultants	-	-	-	-	189,708	-	-	-	-	-	189,708
Foreign currency translation	-	-	-	-	-	-	-	-	(539,656)	77,494	(462,162)
Net income (loss)	-	-	-	-	-	-	-	(1,316,762)	-	29,231	(1,287,531)
BALANCE, September 30, 2018	-	-	13,751,032	24,253,830	2,036,281	(175,497)	(417,538)	(1,751,618)	(812,063)	(4,706,103)	18,602,789
Stock based compensation to employee	-	-	1,150,000	909,500	-	-	-	-	-	-	909,500
Stock based compensation to consultants	-	-	100,000	128,500	(43,333)	-	-	-	-	-	85,167
Issuance of common stock to private investor	-	-	420,168	500,000	-	-	-	-	-	-	500,000
Amortization of shares issued to consultants	-	-	-	-	52,709	-	-	-	-	-	52,709
Foreign currency translation	-	-	-	-	-	-	-	-	(82,578)	(24,184)	(106,762)
Net income (loss)	-	-	-	-	-	-	-	(1,473,972)	-	51,114	(1,422,858)
BALANCE, December 31, 2018	-	-	15,421,200	25,791,830	2,045,657	(175,497)	(417,538)	(3,225,590)	(894,641)	(4,679,173)	18,620,545
Stock based compensation to consultants	-	-	50,000	63,500	32,500	-	-	-	-	-	96,000
Amortization of shares issued to consultants	-	-	-	-	52,708	-	-	-	-	-	52,708
Foreign currency translation	-	-	-	-	-	-	-	-	271,913	(9,446)	262,467
Net loss	-	-	-	-	-	-	-	(1,388,790)	-	(86,764)	(1,475,554)
BALANCE, March 31, 2019	-	$-	15,471,200	$25,855,330	$2,130,865	(175,497)	$(417,538)	$(4,614,380)	$(622,728)	$(4,775,383)	$17,556,166

SINO-GLOBAL SHIPPING AMERICA, LTD. AND AFFILIATES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

 (UNAUDITED)

	For the Nine Months Ended
	March 31,
	2019	2018

Operating Activities
Net income (loss)	$(4,185,943)	$1,343,782
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Stock-based compensation	2,013,292	623,790
Depreciation and amortization	95,313	63,402
Provision for doubtful accounts	2,871,752	1,408,143
Deferred tax benefit	(208,047)	(920,700)
Changes in assets and liabilities
Notes receivable	(732,826)	-
Accounts receivable	(8,341,650)	(3,246,911)
Other receivables	36,014	(80,145)
Advances to suppliers-third parties	(410,886)	50,465
Advances to suppliers-related party	3,312,375	-
Prepaid expenses and other current assets	821,662	(84,147)
Other long-term assets - deposits	(2,502,946)	-
Due from related parties	1,552,918	(784,363)
Advances from customers	(353,696)	(23,218)
Accounts payable	1,336,453	243,380
Taxes payable	837,641	798,012
Due to related parties	-	(206,323)
Accrued expenses and other current liabilities	535,921	889
Net cash used in operating activities	(3,322,653)	(813,944)

Investing Activities
Acquisition of property and equipment	(143,480)	(379,917)
Acquisition of intangible assets	-	(190,000)
Prepayment for intangible assets	-	(437,357)
Net cash used in investing activities	(143,480)	(1,007,274)

Financing Activities
Proceeds from issuance of common stock	500,000	2,585,091
Net cash provided financing activities	500,000	2,585,091

Effect of exchange rate fluctuations on cash	(608,219)	52,327

Net increase (decrease) in cash	(3,574,352)	816,200

Cash at beginning of period	7,098,259	8,733,742

Cash at end of period	$3,523,907	$9,549,942

Supplemental information
Income taxes paid	$144,018	$60,162